UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): February 20, 2009

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CHEVY CHASE PREFERRED CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

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Maryland	001-12477	52-1998335
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7501 Wisconsin Avenue, Bethesda, Maryland	20814
(Address of Principal Executive Offices)	(Zip Code)

(301) 987-2265

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events

On February 20, 2009, Chevy Chase Bank, F.S.B. (the “Bank”) issued a press release announcing that it intends to cause its wholly owned subsidiary, Chevy Chase Preferred Capital Corporation to redeem its 10?% Noncumulative Exchangeable Preferred Stock, Series A, contingent upon, and as soon as possible following, the closing of Capital One Financial Corporation’s acquisition of the Bank.

A copy of the press release issued by the Bank is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description
___________________	______________________________________________________________________________________

99.1	Press Release dated February 20, 2009

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHEVY CHASE PREFERRED CAPITAL CORPORATION

Date: February 20, 2009	By:	/s/ JOEL A. FRIEDMAN
Name: Joel A. Friedman
Title: Senior Vice President and Controller

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Exhibit 99.1

Press Release

FOR IMMEDIATE RELEASE: February 20, 2009

Chevy Chase Bank Approves Redemption of Chevy Chase Bank and Chevy

Chase Preferred Capital Corporation Issuances

Redemptions Contingent upon Closing of Sale of the Bank to Capital One

Bethesda, Md. (FEBRUARY 20, 2009) -- Chevy Chase Bank today announced that it has called for redemption its 8% Noncumulative Perpetual Preferred Stock, Series C (CCX-PrC), the 6.% Debentures due 2013 issued by the Bank pursuant to an Indenture, dated December 2, 2003, by and between the Bank and Wells Fargo Bank Minnesota, N.A., and the 10 3/8% Noncumulative Exchangeable Preferred Stock, Series A (CCP-PrA), issued by the Bank’s REIT subsidiary, Chevy Chase Preferred Capital Corporation, in accordance with those securities’ respective terms. The redemptions are contingent upon, and are expected to occur as soon as possible following, the closing of Capital One Financial Corporation’s acquisition of Chevy Chase Bank. All regulatory approvals required for the sale of the Bank to Capital One have been obtained, and the transaction is scheduled to close on the last day of February 2009.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”) relating to our operations, results of operations and other matters that are based on our current expectations, estimates, assumptions and projections. Words such as “may,” “will,” “should,” “likely,” “anticipates,” “expects,” “intends,” “plans,” “projects,” “believes,” “estimates” and similar expressions are used to identify these forward-looking statements. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Forward-looking statements are based upon assumptions as to future events that might not prove to be accurate. Actual outcomes and results could differ materially from what is expressed or forecast in these forward-looking statements.

About Chevy Chase Bank

Chevy Chase Bank is the greater Washington region’s largest locally-owned banking institution providing a complete array of financial products and services to consumers and businesses in Maryland, Virginia, and the

District of Columbia. The Bank, which is headquartered in Bethesda, Maryland, operates more than 250 branches and approximately 1,000 ATMs, more than anyone else in the greater Washington market. Chevy Chase Bank currently has over $16 billion in assets and services over 1 million customers. For more information about Chevy Chase Bank, please visit chevychasebank.com.

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